2Q06 Earnings Conference Call August 3, 2006 1 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s Second Quarter 2006 earnings conference call, held on August
3, 2006 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference ID#3219591.
Those statements made by representatives of Sunoco during the course of this conference call that are not historical facts are forward-
looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate.  Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco's business prospects and performance, causing actual results to differ materially from those discussed during this conference call.  Such risks and uncertainties include, by way of example and not of limitation: general economic, financial and business conditions which could affect Sunoco’s financial condition and results of operation; changes in competition and competitive practices, including the impact of foreign imports; effects of weather conditions and natural disasters on the Company’s operating facilities and on product supply and demand; changes in refined product and chemical margins; variation in petroleum-based commodity prices and availability of crude oil and feedstock supply or transportation; effects of transportation disruptions; changes in the price differentials between light-sweet and heavy-sour crude oils; changes in the marketplace which may affect supply and demand for Sunoco’s products; changes in the level of operating expenses; changes in product specifications; availability and pricing of ethanol; changes in the expected level of environmental capital, operating or remediation expenditures; age of, and changes in the reliability, efficiency and capacity of, the Company’s operating facilities or those of third parties; effects of adverse events relating to the operation of the Company’s facilities and to the transportation and storage of hazardous materials (including equipment malfunction, explosions, fires, spills and the effects of severe weather conditions); risks related to labor relations and workplace safety; changes in applicable statutes and government relations or their interpretations, including those relating to the environment and global warming; changes in tax laws or their interpretations, including pension funding requirements; ability to identify acquisitions, execute them under favorable terms and integrate them into the Company’s existing businesses; ability to enter into joint ventures and other similar arrangements under favorable terms; delays and/or costs related to construction, improvements, and/or repairs of facilities (including shortages of skilled labor, the issuance of applicable permits and inflation);
non-performance by or disputes with major customers, suppliers, dealers, distributors or other business partners; changes in financial markets impacting pension expense and funding requirements; political and economic conditions in the markets in which the Company, its suppliers and customers operate, including the impact of potential terrorist acts and international hostilities; military conflicts between, or internal instability in, one or more oil producing countries, governmental actions and other disruptions in the ability to obtain crude oil; and changes in the status of, or initiation of, new litigation, arbitration or other proceedings to which the Company is a party or liability resulting from such litigation, arbitration or other proceedings, including natural resource damage claims.  These and other applicable risks and uncertainties have been described more fully in Sunoco's Second Quarter 2006 Form 10-Q filed with the Securities and Exchange Commission on August 3, 2006.
Other factors not discussed herein also could materially and adversely affect Sunoco’s business prospects and/or performance.  All forward-
looking statements included in this conference call are expressly qualified in their entirety by the foregoing cautionary statements.
Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

Earnings Profile
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
Net Income (MM$ after tax):
   Refining & Supply 108 212 341 286    73 409
   Retail Marketing   (8)     7     6   25   -   10
   Chemicals   33   30   23     8    14     8
   Logistics     3     9     7     3     6   12
   Coke   10   13   15   10   14   10
   Corporate Expenses   (16)   (16)   (25)   (27)   (16) (11)
   Net Financing Expenses & Other   (14)   (13)   (10)    (8)   (12) (12)
      Income Before Special Items 116 242 357 297 79 426
         Special Items      -     -   (28)   (10)    -      -
      Total Net Income 116 242 329 287 79  426
EPS (Diluted), Before Special Items  0.83 1.75 2.60 2.19 0.59 3.22
EPS (Diluted), Net Income 0.83 1.75 2.39 2.12 0.59 3.22

Earnings Profile
2Q06 2Q05
C
1Q06
C
Net Income (MM$ after tax):
   Refining & Supply 409 212 197   73 336
   Retail Marketing   10     7     3    -   10
   Chemicals     8   30 (22)   14    (6)
   Logistics   12     9     3     6     6
   Coke   10   13    (3)   14    (4)
   Corporate Expenses (11) (16)     5 (16)     5
   Net Financing Expenses & Other (12) (13)     1 (12)      -
      Income Before Special Items 426 242 184   79 347
         Special Items       -       -      -      -      -
      Total Net Income 426 242 184 79 347
EPS (Diluted), Before Special Items  3.22 1.75 84% 0.59 446%
EPS (Diluted), Net Income 3.22 1.75 84% 0.59 446%

Earnings Profile
1H06 1H05
C
Net Income (MM$ after tax):
   Refining & Supply 482 320 162
   Retail Marketing   10    (1)   11
   Chemicals   22   63 (41)
   Logistics   18   12     6
   Coke   24   23     1
Corporate Expenses (27) (32)     5
Net Financing Expenses & Other (24) (27)     3
      Income Before Special Items 505 358 147
         Special Items        -       -      -
      Total Net Income 505 358 147
EPS (Diluted), Before Special Items  3.80 2.58 47%
EPS (Diluted), Net Income 3.80 2.58 47%

Income Before Special Items*, MM$
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
Refining & Supply 108 212 341 286   73 409
Non-Refining   38   59   51   46   34   40
Corp. & Net Fin.   (30)   (29)   (35)   (35)   (28) (23)
   Income Before
      Special Items
116 242 357 297   79 426
EPS (Diluted), Before
   Special Items
0.83 1.75 2.60 2.19 0.59 3.22
6
$426
$79
$297
$357
$242
$116
$0
$100
$200
$300
$400
$500
* For reconciliation to Net Income, see slide 3.

Earnings Before Special
Items*
–
2Q06 vs. 2Q05, MM$
7
2Q05
Actual
2Q06
Actual
Volume
R & S (9)
Retail 1
Chemicals 2
Margins
R & S          233
Retail              4
Chemicals  (30)
242
Expenses/Other
R & S               (27)
Retail                  (2)
Chemicals          6
207
(6)
(23)
6
426
Other
Logistics 3
Coke (3)
Corporate          5
Net Financing 1
* For reconciliation to Net Income, see slide 3.

Earnings Before Special
Items*
–
2Q06 vs. 1Q06, MM$
8
1Q06
Actual
2Q06
Actual
Volume
R & S 28
Retail 4
Chemicals    2
Margins
R & S 304
Retail                7
Chemicals (16)
79
Expenses/Other
R & S 4
Retail (1)
Chemicals 8
Other
Logistics 6
Coke (4)
Corporate 5
295
34
11

426
* For reconciliation to Net Income, see slide 3.

Key Margin Indicators
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
Refining & Supply, $/B
   Realized Northeast   6.11   7.55 10.52   9.18   5.35 11.56
   Realized MidContinent   5.42   8.80 11.60 12.25   8.38 15.00
      Realized Total R&S   5.93   7.87 10.80   9.96   6.13 12.41
Retail Marketing, cpg
   Gasoline   5.7   7.9   7.7 11.0   6.8   8.4
   Distillate  12.0   7.9   8.8 13.5 12.0   8.7
Chemicals, cpp
   Phenol and Related 11.0 12.8 10.7   9.3   9.1   7.1
   Polypropylene 15.4 13.2 12.7 14.3 13.2 11.1
      Total Chemicals 12.6 12.8 11.5 11.4 10.9   8.8
Dated Brent Crude Oil
  Delivered, $/B
48.93
52.73
62.70
58.15
63.13
70.90
Natural Gas, $/DT   6.48   6.95   9.71 12.86   7.88 6.67

Refining & Supply – Realized Margin vs. Benchmark, $/B
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
Northeast Refining:
   6-3-2-1 Benchmark 4.51 6.06 11.23   9.23 4.49   8.76
      Crude Differential 0.80 0.15   (0.09)   (2.29) (1.19) (1.06)
      Product Differential 0.80 1.34   (0.62)   2.24 2.05   3.86
   Realized Margin 6.11 7.55 10.52   9.18 5.35 11.56
MidContinent Refining:
   3-2-1 Benchmark 6.24 9.94 16.03 11.95 7.92 18.63
      Crude Differential (0.55) (0.36)   (0.17)   (0.51) 0.67   0.58
      Product Differential (0.27) (0.78)   (4.26)   0.81 (0.21) (4.21)
   Realized Margin 5.42 8.80 11.60 12.25 8.38 15.00
10
($3.63)
$2.80
$0.86
($0.05)
($0.71)
$1.49
$1.60
$0.46
($1.14)
$0.30
($4.43)
($0.82)
($5.00)
($4.00)
($3.00)
($2.00)
($1.00)
$0.00
$1.00
$2.00
$3.00
$4.00
Northeast
MidContinent

Refining & Supply - 2Q06 Gasoline and Distillate Production
Northeast
Refining
MidContinent
Refining
Total Refining
& Supply
Gasoline Production, MB/D 342.4 111.5 453.9
   RFG 54%     0% 41%
   Conventional 46% 100% 59%
Distillate Production, MB/D 235.3 74.8 310.1
   On-Road Diesel Fuel 46% 38% 44%
   Heating Oil / Off-Road Diesel 35% 28% 33%
   Jet Fuel 13% 34% 19%
   Kerosene / Other   6%   0%   4%

Key Volume Indicators
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
Refining & Supply
   Northeast:
      Crude Throughputs, MB/D    646    655    643    659    610 640
      % Capacity      99    100     98    101      93   98
      Net Production Available for Sale, MB/D    685    700    677    705    664 698
   MidContinent:
      Crude Throughputs, MB/D    229    236    223    234    225 224
      % Capacity      93      96      91      95      92   92
      Net Production Available for Sale, MB/D    234    241    228    238    233 231
   Total Refining & Supply:
      Crude Throughputs, MB/D    875    891    866    893    835 864
      % Capacity      97      99      96      99      93   96
      Net Production Available for Sale, MB/D    919    941    905    943    897 928
      Net Production Available for Sale, MMB      83      86      83      87      81   84
Retail Marketing
   Gasoline Sales, MM gal 1,095 1,167 1,195 1,115 1,086 1,181
   Middle Distillate Sales, MM gal    187    161    165    181    176    158
      Total Sales, MM gal 1,282 1,328 1,360 1,296 1,262 1,339
   Gasoline and Diesel Throughput (MM gal/Site/Month)
   (Company owned or leased outlets)
   132    139    143    131    132 143
   Merchandise Sales (M$/Store/Month)      71      81      84      76      71 82
Chemicals
   Phenol and Related Sales, MM#    681    617    662    619    633    663
   Polypropylene Sales, MM#    533    583    590    512    562    569
   Other Sales, MM#      33      16      20      22      21      21
      Total, MM# 1,247 1,216 1,272 1,153 1,216 1,253
Coke
   Production, M tons    503    625    643    634    631 627
   Sales, M tons    497    621    647    610    647 632

Financial Indicators
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
Debt / Capital Ratio –
   Revolver Covenant, MM$
      Net Debt * 1,141 1,061    679    499 1,169    844
      SXL ** Minority Interest    236    337    398    397    394    506
      Shareholders’ Equity 1,614 1,802 2,062 2,051 2,027 2,295
         Total Capital 2,991 3,200 3,139 2,947 3,590 3,645
      Net Debt / Capital 38% 33% 22% 17% 33% 23%
Share Repurchase Activity
   Total Cost, MM$ 70 61 35 269 48 150
   Shares Repurchased, MM 1.4 1.2 0.5 3.6 0.6 2.2
   Average Price, $/share 48.16 51.22 65.77 75.57 76.98 67.61
   Shares Outstanding at
      Period End, MM
137.7
136.6
136.1
133.1
132.6
130.4
* Net of cash, includes debt guarantees
** Sunoco Logistics Partners L.P. (NYSE: SXL)

For More Information 14 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 Tom Harr (215) 977-6764